UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2013

CYCLONE POWER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-54449 (Commission File Number)	26-0519058 (IRS Employer Identification No.)

601 NE 26th Court, Pompano Beach, Florida (Address of principal executive offices)	33064 (Zip Code)

Registrant’s telephone number, including area code: (954) 943-8721

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01        Entry into a Material Definitive Agreement

On December 17, 2013 (the “Closing Date”) Cyclone Power Technologies, Inc. (the “Company”) closed a Securities Purchase Agreement (the “SPA”) with Peak One Opportunity Fund L.P., a Delaware limited partnership (“Peak One”). Pursuant to the terms of the SPA, Peak One will purchase from the Company up to $220,000 in Debentures (the “Debentures”), bearing 6% interest, which mature three years from the date of issuance. On the Closing Date, Peak One purchased the first Debenture worth $120,000. The parties anticipate the second Debenture worth $100,000 will be purchased in approximately 60 days.

The principal amount of the Debenture can be converted to common stock of the Company after 180 days from issuance at a 35% discount to the lowest closing bid price during the previous 20 trading days. The Company may prepay the Debenture at a premium. As part of the transaction, the Company also granted Peak One piggy-back registration rights. There are no warrants attached to the Debenture.

The Debenture was not registered under the Securities Act of 1933 (the Act) and was issued pursuant to an exemption from registration under Section 4(2) of the Act.

The descriptions of the SPA, the Debenture and the Registration Rights Agreement set forth above are qualified in their entirety by reference to the full text of each such agreement, provided as Exhibits hereto.

ITEM 2.03        Creation of Direct Financial Obligation

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

ITEM 3.02        Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

The Company is relying on an exemption from the registration requirements of the Securities Act of 1933, as amended, for the private placement of our securities under the Purchase Agreement pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder. The transaction does not involve a public offering, Peak One is an “accredited investor” and/or qualified institutional buyer and Peak One has access to information about us and its investment.

ITEM 9.01	Financial Statements and Exhibits

10.34	Securities Purchase Agreement by and between the Company and Peak One, dated December 17, 2013.

10.35	Debenture by and between the Company and Peak One, issued December 17, 2013.

10.36	Registration Rights Agreement by and between the Company and Peak One, issued December 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 23, 2013	CYCLONE POWER TECHNOLOGIES, INC.

	By:	/s/ Harry Schoell
Harry Schoell
Chairman